SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 18, 2000

                       W.R. CARPENTER NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                     STATE OF DELAWARE 333-31187 54-1049647
                   (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                  incorporation)

                            7433 North First Street,
                                Fresno, CA 93720
             (Address of principal executive offices and zip code)

                                 (559) 353-3950
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On December 15, 2000, W.R. Carpenter North America, Inc. (the "Company") announced the signing and court approval of a Settlement Agreement with Roy V. Woodle, settling a lawsuit against the Company and Horizon High Reach, Inc. ("Horizon"), formerly a wholly owned subsidiary of the Company, for damages arising out of a traffic accident involving a Horizon employee. As a part of the terms of the Settlement Agreement, the Company will pay Mr. Woodle $4.0 million in cash and issue a $4.8 million secured promissory note to Mr. Woodle. Attached as Exhibit 99.c, and incorporated herein by this reference, is a copy of the Company's press release dated December 15, 2000 entitled "W.R. Carpenter Announces the Settlement of Lawsuit."

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.c  Press Release of W.R. Carpenter North America, Inc. dated December 15,
2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2000

W.R. CARPENTER NORTH AMERICA, INC.

By /s/    Graham D. Croot, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Title

99.c                  W.R. Carpenter North America, Inc. press release dated
December 15, 2000 entitled
                       "W.R. Carpenter Announces Settlement of Lawsuit".

                                  EXHIBIT 99.C


News Release

December 15, 2000

Source:  W. R. Carpenter North America, Inc.

Contact: Graham D. Croot, W.R. Carpenter North America, Inc. (559) 353-3953


W.R. CARPENTER ANNOUNCES SETTLEMENT OF LAWSUIT


       FRESNO, CA., DECEMBER 15, 2000 -- W.R. Carpenter North America, Inc. (the "Company") announced today the signing of a Settlement Agreement with Roy
V. Woodle, settling a lawsuit filed in the United States District Court for the Eastern District of Virginia in July 1999 against the Company and Horizon High Reach, Inc. ("Horizon"), formerly a wholly owned subsidiary of the Company, for damages arising out of a traffic accident involving a Horizon employee. The court approved the Settlement Agreement today. As a part of the terms of the Settlement Agreement, the Company will pay Mr. Woodle $4.0 million in cash and issue a $4.8 million, one-year promissory note to Mr. Woodle, secured by certain real property and other collateral.

         On September 29, 2000, the Company sold Horizon to a wholly owned subsidiary of United Rentals, Inc. Pursuant to that transaction, the Company agreed to indemnify United Rentals, Inc. for amounts paid by Horizon under the Settlement Agreement.

         The Company is a holding company for its wholly owned subsidiary, UpRight, Inc., a leading manufacturer of aerial work platforms.

         Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the Company's products, increased levels of competition, new products and technological changes, the Company's dependence upon third-party suppliers, intellectual property rights, and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.